The Sentinel Funds

Class A, Class S and Class I

Supplement dated February 13, 2014

to the Sentinel Low Duration Bond Fund Prospectus dated January 31, 2014

Retirement of David M. Brownlee, CFA, Portfolio Manager, Effective June 30, 2014

David M. Brownlee, CFA, co-portfolio manager of the Sentinel Low Duration Bond Fund (the “Fund”), will retire from Sentinel Asset Management, Inc. (“Sentinel”) effective June 30, 2014.

Effective February 13, 2014, the section of the Prospectus titled “Fund Summary – Sentinel Low Duration Bond Fund – Management – Portfolio Managers” is modified to read in its entirety as follows:

Portfolio Manager.  Jason Doiron, portfolio manager and Head of Investments with Sentinel, has been a portfolio manager of the Fund since March 29, 2012.

David M. Brownlee, a portfolio manager of the Fund from 1995 to February 13, 2014, will retire from Sentinel effective June 30, 2014.  From February 13, 2014 until his retirement, Mr. Brownlee will serve in a consulting role with respect to the Fund and its investment activities.

Effective February 13, 2014, the section of the Prospectus titled “Management of the Fund” that lists the individuals who manage the Fund is modified to read in its entirety as follows:

Jason Doiron manages the Fund.  Mr. Doiron, portfolio manager and Sentinel’s Head of Investments, has been employed by Sentinel since 2008.  He has managed or co-managed the Fund since March 29, 2012.  Mr. Doiron holds the Financial Risk Manager and Professional Risk Manager designations.

David M. Brownlee, a portfolio manager of the Fund from 1995 to February 13, 2014, will retire from Sentinel effective June 30, 2014.  From February 13, 2014 until his retirement, Mr. Brownlee will serve in a consulting role with respect to the Fund and its investment activities.